STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, (this “Agreement”) made this ___ day of August 2022 (the “Effective Date”), is by and between Olegas Tunevicius (“Seller”), and Shanxi Qiansui Tancheng Culture Media Co., Ltd. (hereinafter referred to as “Purchaser”), setting forth the terms and conditions upon which the Seller will sell to the Purchaser, and the Purchaser will acquire from the Seller, 3,500,000 issued and outstanding Common Shares (the “Shares” of Bigeon, Inc. (“BIGN” or “Company”). The 3,500,000 shares of BIGN Common Stock are referred to herein as the “Shares” or “Common Stock”.  The Seller and the Purchaser may be referred to herein singularly as a “Party” and collectively, as the “Parties.”

In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

WITNESSETH:

WHEREAS, the Seller and Purchaser have appointed Hill Innovative Law, LLC to act as the Escrow Agent (“Escrow Agent”) for this transaction and to receive and hold all consideration received from the Purchaser for the sale of the Shares and all documents (“Documents”) stock certificates and corporate records of BIGN, in the Escrow Agent’s Trust Account (the “Escrow Account”) unless other arrangements are agreed in writing to by all parties; and

WHEREAS, the Purchaser, Seller and Escrow Agent shall also enter into an Escrow Agreement;

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE OF SECURITIES

    1.01    Sale.   Subject to the terms and conditions of this Agreement, the Seller agrees to sell the Shares, and the Purchaser shall purchase the Shares from the Seller, for a total of $424,849.25 (the “Purchase Price”). This is a private transaction between the Seller and Purchaser.

    1.02    Escrow Agent.   The Seller and Purchaser have appointed Hill Innovative Law LLC to act as the Escrow Agent (“Escrow Agent”) for the distribution of the Purchase Price to be received in escrow for the sale of the Shares and distribution of the Shares and documents of BIGN to be held in the Escrow Account.

    1.03    Deposit; Due Diligence:  Purchaser has previously wire transferred a deposit (the “Deposit”) in the amount of Fifty Thousand Dollars ($50,000.00), to the Escrow Account, which is being held in escrow by the Escrow Agent. Seller has previously sent to Purchaser’s attorney the due diligence documents requested by Purchaser. Purchaser shall have until 5 PM in New York on August 15, 2022 to accept or reject the purchase of the Shares. The Deposit shall become non-refundable as of 5 PM EDT on August 15, 2022, unless the Purchaser has rejected the purchase of the Shares by providing written notice of such rejection to the Escrow Agent and the Purchaser before that day and time.   Until the close of business in New York on August 15, 2022, the Deposit will be fully refundable for any reason or no reason (the “Due Diligence Period”).  In the event Purchaser fails to close the Transaction on or before August 18, 2022 for any reason other than Seller’s failure to deliver the items in 3.02(a), the Escrow Agent shall promptly remit the $50,000 to Seller’s account as instructed by Seller.

    1.04    Balance of Purchase Price.  It is agreed that the balance of $374,849.25 (the “Balance”) of the $424,848.25 Purchase Price will be wire transferred by the Purchaser to the Escrow Account on or before the date which is no more than two business days after this Agreement is signed by all Parties, and that the Closing will take place on or before August 18, 2022, assuming that the Escrow Agent has received the Balance, and assuming that all Closing conditions have been met or waived.  It is agreed that the Shares shall remain in the Escrow Account until the full Purchase Price of $424,849.25 has been paid into Escrow, after which the Closing of the sale of the Shares shall take place and all stock certificates, stock powers and corporate documents listed in paragraphs below, and the full Purchase Price of $424,848.25 shall be disbursed as per instructions of the Seller.

    (a) This Agreement may be terminated unilaterally by Seller if: (i) the Balance of the Purchase Price for the Shares is not deposited with the Escrow Agent on or before the date set forth in Section 1.04 above, unless an extension of time is agreed to in writing by both parties; or (ii) Purchaser has failed to comply with all material terms of this Agreement. Upon such termination, all consideration deposited in escrow by Purchaser shall be released from escrow in accordance with the terms of the Escrow Agreement.

(b) This Agreement may be terminated by Purchaser if Seller has materially breached any of its covenants or representations herein, which have not been cured in accordance with Section 1.03 herein. Upon such termination the Deposit and the Balance (if deposited in escrow) shall be returned to the Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

    The Seller hereby represents and warrants to the Purchaser the following:

2.01     Organization. BIGN is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state Nevada and elsewhere (if required). BIGN is a voluntary SEC Reporting issuer with the SEC in accordance with Section 15d of the Securities Exchange Act of 1934 (the “Exchange Act”) and is current in its filings. There are not now, and as of Closing will not be, any limitations to posting two-sided quotations and no warning that BIGN is eligible only for unsolicited quotations (or worse). BIGN is a “shell,” as that term is defined in Rule 12b-2 under the Exchange Act.

2.02     Capital.   The authorized capital stock of BIGN consists of 75,000,000 shares of Common Stock, $0.001 par value, of which 4,271,550 shares of Common Stock are now and will be issued and outstanding as of the Closing. BIGN has -0- shares of Preferred Stock authorized, issued or outstanding. All outstanding common shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement.  At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating BIGN to issue or to transfer from treasury any additional shares of its capital stock.

Other than this Agreement, none of the outstanding shares of BIGN are subject to any stock restriction agreements or any agreements requiring the Company to register shares under the Securities Act of 1933, as amended (the “Securities Act”).

2.03      Financial Statements.   The audited financial statements of the Company included in its filings with the SEC have been prepared in accordance with US GAAP, and fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.

Except as set forth in the Company’s financial statements included in its April 30, 2022 Form 10-Q Quarterly Report, filed with the SEC on June 8, 2022, the Company has no liabilities (contingent or otherwise). As of the date hereof and as of Closing, the Company is not and will not be a guarantor or indemnitor of any indebtedness of any other person, firm or corporation except as any indebtedness that might be assigned to the Purchaser or assigns. BIGN’s fiscal year end is July 31. Before, and as of a condition of Purchaser’s obligation to close, the Company will file with the SEC its Form 10-Q quarterly report for the quarter ended July 31, 2022, and the information provided in that quarterly report will be consistent with the warranties and representations in Section 2.05 herein.

2.04    Filings with Government Agencies.   The Company is a voluntary SEC-Reporting issuer with the Securities Exchange Commission (the “SEC”) pursuant to the Exchange Act. The Company’s common stock is included for quotation on OTC Markets (“Pink Sheets”) and is listed under the symbol BIGN at this time. BIGN has filed all required reports and other documents with the SEC, including the most recent Quarterly Report for the quarter ended April 30, 2022, and will file any report due to OTC Markets to keep the Company current until the Closing of this transaction. BIGN has not been involved with bankruptcy proceedings of any kind in its history.

BIGN has made all required filings with the State of Nevada, and is current in its filings and reporting to the state of Nevada.  The Seller will supply the Purchaser with all information that is currently available regarding BIGN.

2.05     Liabilities.  It is agreed that the purchase of the Shares is predicated on BIGN not having any liabilities at Closing.  BIGN shall not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid or legally cancelled, at Closing, except for any debt that might be assigned to the Purchaser or assigns, if any.  Seller is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the BIGN or the Shares.  There is no dispute of any kind between BIGN and any third party, and no such dispute will exist at the Closing of this transaction; and at Closing, BIGN will be free from any and all liabilities, liens, claims and/or commitments.

2.06     Tax Returns.   As of Closing, BIGN will have filed all tax returns required to be filed with the IRS and the State of Nevada, and there shall be no income taxes of any kind, either state or federal, due or owing by the Company. Purchaser will be responsible for filing any Company tax returns, federal or state, and for paying any taxes due.

2.07     Ability to Carry Out Obligations.  The Seller has the right, power, and authority to enter into and perform Seller’s obligations under this Agreement.  The execution and delivery of this Agreement by the Seller and BIGN and the performance by the Seller and BIGN of their obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the Seller, BIGN or the officers, directors or Seller is a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Seller or BIGN (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of BIGN or upon the Shares of BIGN to be acquired by the Purchaser.

2.08     Contracts, Leases and Assets.   BIGN is not a party to any contract, agreement or lease (unless such contract, agreement or lease has been assigned to another party or BIGN has been released from its obligations thereunder) other than the normal contract with the Transfer Agent, except as described in documents filed with OTC Markets, or as disclosed to the Purchaser.  No person holds a power of attorney from BIGN or the Seller.

2.09     Compliance with Laws.  BIGN has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation.  To the best of the knowledge of the Seller, BIGN has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities and has filed all reports required to be filed with the SEC.

2.10     Litigation.  BIGN is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Seller, there is no basis for any such action or proceeding and no such action or proceeding is threatened against BIGN.  BIGN is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.11     Conduct of Business.    BIGN is now, and prior to the Closing BIGN  shall remain a “shell,” and shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Articles of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction or (vi) enter into any other transaction or (vii) enter into an agreement to do any of the foregoing.

2.12     Corporate Documents.  Copies of each of the following documents, which shall be true, complete and correct in all material respects, will have been delivered to Purchaser as of the date hereof:

(i)	Certificate of Incorporation and all amendments thereto;
(ii)	Bylaws and all amendments thereto;
(iii)	Minutes and Consents of Shareholders readily available to Company;
(iv)	Minutes and Consents of the board of directors readily available to the Company;
(v)	List of officers and directors;
(vi)	Current Certificate of Good Standing from the Secretary of State of Nevada;
(vii)	Current Shareholder list from the Transfer Agent;
(viii)	Copies of the Company’s agreements with its transfer agent, securities counsel, accounting firm, and auditor (if any); and
(ix)	Copies of all Federal, State, and/or Local Tax Returns that were filed during the previous five fiscal years or since inception (whichever applies), and all State and SEC filings made by the Company, including work sheets of the financial statements;

2.13     Closing Documents.   All minutes, consents or other documents pertaining to BIGN to be delivered at the Closing shall be valid and in accordance with the laws of Nevada.

2.14     Title.   The Seller has good and marketable title to all of the Shares being sold to the Purchaser pursuant to this Agreement; and upon payment of the Purchase Price, Purchaser will have good and marketable title to the Shares, subject only to such liens thereon as may be created by Purchaser. The Shares will be delivered at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws.  None of the Shares are or will be subject to any voting trust or agreement.  No person holds or has the right to receive any proxy or similar instrument with respect to such Shares.  Except as provided in this Agreement, the Seller is not a party to any agreement, which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree, which would, as a result of the purchase of the Shares by Purchaser (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

2.15    Transfer of Shares.  The Seller will have the responsibility for delivering to the Escrow Agent, for delivery to the Purchaser at the Closing, all certificates representing the Shares being purchased, along with the proper Stock Powers with Signature Medallion Guarantees which must be acceptable to the Transfer Agent and the Purchaser prior to Closing.

After the Closing, the Purchaser will have the responsibility of sending the certificates for the Shares, along with stock powers to the Transfer Agent for BIGN to have the certificates changed into their respective names and denominations, and the Purchaser shall be responsible for all costs involved in such changes and in mailing new certificates to the Purchaser.

2.16    Representations.  All representations shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE III

CLOSING

3.01       Closing for the Purchase of Common Stock.  The Closing (the “Closing”) of this transaction for the Shares being purchased will occur when all of the documents and consideration described in Paragraphs 2.12 above and in 3.02 below, have been delivered or other arrangements have been made and agreed to by the Parties, but not later than August 18, 2022.  This Agreement may be terminated by Seller, in accordance with Section 1.04(a) herein, or by Purchaser, in accordance with Section 1.04(b).

3.02    Documents and Payments to be Delivered at Closing.   The following documents shall have been delivered to the Escrow Agent at least 48 hours prior to the Closing:

    (a)    By the Seller:

(i)	stock certificate or certificates, along with stock powers with signature Medallion Guarantee or other documentation acceptable to the Transfer Agent and the Purchaser, representing the Shares, endorsed in favor of the name or names as designated by Purchaser or left blank, and such corporate authorization as may be required.
(ii)	the resignations of all officers and directors of BIGN, and the appointment by the current sole director of BIGN of a new director or directors as designated by the Purchaser.
(iii)	All SEC Edgar and state filing codes, including without limitation, passcodes.
(iv)	All prior books and records of BIGN, including accounting records and other corporate records.

(b) By the Purchaser:

    (i)    wire transfer to the Escrow Account of the Purchase Price of $425,849.25 for the Shares.

ARTICLE IV

INVESTMENT INTENT:

    The Purchaser represents warrants and covenants to the Seller the following:

4.01   Transfer Restrictions.   Purchaser (and/or assigns) agree that the Shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (“Transfer”) only pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

4.02   Investment Intent.  The Purchaser is acquiring the Shares for his own account for investment, and not with a view toward distribution thereof.

4.03   No Advertisement.   The Purchaser acknowledges that the Shares have been offered in direct communication between them and Seller, and not through any advertisement of any kind.

4.04   Knowledge and Experience.   The Purchaser acknowledges that it has retained its own local legal and financial counsel to assist in evaluating this purchase.  The Purchaser acknowledges that Seller has given to Purchaser and to Purchaser’s legal counsel, or will give before the Closing, access to all information relating to BIGN’s business that they have requested or will request before Closing.  The Purchaser acknowledge that it has sufficient business and financial experience, and knowledge concerning the affairs and conditions of BIGN so that Purchaser can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

 4.05    Restrictions on Transferability.  The Purchaser is aware of the restrictions of transferability of the Shares and further understands that some or all of the certificates may bear a legend similar to the following:

(a) THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(b) The Purchaser understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act. BIGN has not filed such a registration statement with the SEC or any state authorities or agreed to do so or contemplates doing so in the future for the Shares being purchased, or any other shares of BIGN; and in the absence of such a registration statement or exemption, the Purchaser may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

4.06   Accredited Investor.   The Purchaser is an “Accredited Investor” as defined in Regulation D of the Exchange Act, and will deliver satisfactory evidence of such representation, before the Closing.

4.07   Future Business of BIGN.   The Purchaser represents that after the Closing of this transaction, the Purchaser intends to cause the Company to acquire an ongoing business.  After Closing, the Purchaser and the Seller each covenant not to manipulate or participate in a manipulating the share price of BIGN in a “pump and dump” scheme. In addition, immediately following the Closing, the Purchaser shall file all required filings with any state and/or federal regulators, including OTC Markets, disclosing the acquisition of the Shares by the Purchaser, the change of control of the Company, all changes to the officers and directors, and all such additional disclosure as is required to keep the Company in good standing with any and all regulatory bodies having authority.

4.08   Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws.  The Purchaser confirms that the funds representing the Purchase Price will not represent proceed of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline and the Purchaser is in compliance with, and has not previously violated, the United States of America Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

4.09   Representations.  All Representations shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE V

REMEDIES

5.01       Actions.   Any controversy or claim arising out of, or relating to this Agreement, or the making, performance, or interpretation thereof, shall be made in accordance with Section 6.14 of this Agreement.

5.02       Termination. In addition to any other remedies, the Purchaser may terminate this Agreement and have the Deposit returned in full, if prior to August 23, 2022, the Seller has failed to comply with all material terms of this Agreement, has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial effect on any part of this transaction, or if the transfer agent refuses to register Shares in the name of the Purchaser.

5.03    Indemnification.  From and after the Closing, the Parties agree to indemnify the other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04    Indemnification Non-Exclusive.    The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI

MISCELLANEOUS

6.01      Captions and Headings.  The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02      No Oral Change.  This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03     Non Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.04     Time of Essence.  Time is of the essence of this Agreement and of each provision hereof.

6.05     Entire Agreement.  This Agreement, including any and all attachments hereto, and including the Escrow Agreement, contains the entire Agreement and understanding between the Parties hereto, and supersedes all prior agreements and understandings. Any additional agreements between the Parties, if any, must be agreed to and signed by all Parties.

6.06    Partial Invalidity.   In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement.  If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

6.07      Significant Changes.   The Seller acknowledges and understands that significant changes may be made in the capitalization and/or stock ownership of BIGN after the Closing, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of BIGN.

6.08     Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Email or Facsimile signatures are acceptable to all parties.

6.09     Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, by email, if properly addressed to the party to whom notice is given.

If to the Seller:

Email: pacanova@protonmail.com

If to the Purchaser:

Email: maryxiang1989@gmail.com

-copy to-

johnl@johnlowylaw.com

6.10       Binding Effect.     This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement

6.11       Effect of Closing.   All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing.

6.12       Mutual Cooperation.    The Parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

6.13    Governing Law; Exclusive Jurisdiction. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the Laws of the State of Nevada (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of.  The Courts of the State of Nevada shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the Transactions contemplated herein.

6.14   Attorneys Fees.   Should any Party hereto commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such breach of a covenant or condition of this Agreement shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys’ fees, as may be fixed by the court.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLER:

Olegas Tunevicius

PURCHASER: Shanxi Qiansui Tancheng Culture Media Co., Ltd.

By